UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 28, 2014

Harvest Natural Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10762	77-0196707
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Enclave Parkway, Suite 300, Houston, Texas	77077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-899-5700

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed in the Quarterly Report on Form 10-Q of Harvest Natural Resources, Inc. (“HNR” or the “Company”) for the quarter ended June 30, 2013 (as filed with the Securities and Exchange Commission (the “SEC”) on August 9, 2013), effective in the second quarter of 2013, the Company began reporting results for its Oman operations as discontinued operations. As a result of the decision to not request an extension of the First Phase or enter the Second Phase of the Exploration and Production Sharing Agreement (“EPSA”) Al Ghubar / Qarn Alam license (“Block 64 EPSA”), Block 64 was relinquished effective May 23, 2013. The carrying value of Block 64 EPSA of $6.4 million was considered to be impaired and a related impairment expense was recorded at December 31, 2012. Operations in Oman were terminated and the field office was closed May 31, 2013. The Company has no continuing involvement in the Oman operations.

The Company is filing this Current Report on Form 8-K to update operating results for all periods covered in its Annual Report on Form 10-K for the year ended December 31, 2012 (as filed with the SEC on May 2, 2013) (the “2012 Form 10-K”) and in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 (as filed with the SEC on June 5, 2013) (the “March 2013 Form 10-Q”), in order to reflect the retrospective reclassification of results for Oman in discontinued operations for all periods presented. Specific information subject to update is as follows:

•	Consent of Independent Registered Public Accounting Firm, attached as Exhibit 23.1 to this report and incorporated herein by reference;

•	Part II, Item 6: Selected Financial Data from the 2012 Form 10-K, included in Exhibit 99.1 to this report and incorporated herein by reference;

•	Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations from the 2012 Form 10-K, included in Exhibit 99.2 to this report and incorporated herein by reference;

•	Part II, Item 8: Financial Statements and Supplemental Data from the 2012 Form 10-K, included in Exhibit 99.3 to this report and incorporated herein by reference;

•	Part IV, Item 15: (a) 2. Consolidated Financial Statement Schedules and Other; Schedule II – Valuation and Qualifying Accounts, included in Exhibit 99.3 to this report and incorporated herein by reference;

•	Part I, Item 1: Financial Statements from the March 2013 Form 10-Q, included in Exhibit 99.4 to this report and incorporated herein by reference; and

•	Part I, Item 2: Management’s Discussion and Analysis of Financial Condition and Results of Operations from the March 2013 Form 10-Q, included in Exhibit 99.5 to this report and incorporated herein by reference.

With respect to the information from the 2012 Form 10-K, this Current Report on Form 8-K does not reflect events occurring after May 2, 2013, the date that the Company filed the 2012 Form 10-K, and does not modify or update the disclosures therein in any way, other than as required to reflect the retrospective reclassification of results for Oman in discontinued operations as described above and set forth in Exhibits 99.1, 99.2 and 99.3, attached hereto. For information on developments regarding the Company since the filing of the 2012 Form 10-K, please refer to the Company’s reports filed with the SEC, including the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2013, June 30, 2013 and September 30, 2013 and other subsequent SEC filings. Similarly, with respect to the information from the March 2013 Form 10-Q, this Current Report on Form 8-K does not reflect events occurring after June 5, 2013, the date that the Company filed the March 2013 Form 10-K, and does not modify or update the disclosures therein in any way, other than as required to reflect the retrospective reclassification of results for Oman in discontinued operations as described above and set forth in Exhibits 99.4 and 99.5, attached hereto. For information on developments regarding the Company since the filing of the March 2013 Form 10-Q, please refer to the Company’s reports filed with the SEC, including the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2013 and September 30, 2013 and other subsequent SEC filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Part II. Item 6. Selected Financial Data from the 2012 Form 10-K, as revised

99.2	Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations from the 2012 Form 10-K, as revised

99.3	Part II. Item 8. Financial Statements and Supplemental Data from the 2012 Form 10-K and Part IV, Item 15, (a) 2. Consolidated Financial Statement Schedules and Other, as revised

99.4	Part I, Item 1: Financial Statements from the March 2013 Form 10-Q, as revised

99.5	Part I, Item 2: Management’s Discussion and Analysis of Financial Condition and Results of Operations from the March 2013 Form 10-Q, as revised

101	XBRL Instance Document and Related Items

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvest Natural Resources, Inc.

January 28, 2014	By:	Keith L. Head
		Name:	Keith L. Head
		Title:	Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Part II. Item 6. Selected Financial Data from the 2012 Form 10-K, as revised

99.2	Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations from the 2012 Form 10-K, as revised

99.3	Part II. Item 8. Financial Statements and Supplemental Data from the 2012 Form 10-K and Part IV, Item 15, (a) 2. Consolidated Financial Statement Schedules and Other, as revised

99.4	Part I, Item 1: Financial Statements from the March 2013 Form 10-Q, as revised

99.5	Part I, Item 2: Management’s Discussion and Analysis of Financial Condition and Results of Operations from the March 2013 Form 10-Q, as revised

101	XBRL Instance Document and Related Items

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